June 11, 2025

BNY MELLON FUNDS TRUST

BNY Mellon Asset Allocation Fund

Supplement to Current Prospectus

The following information supersedes and replaces the information in the second paragraph in the section "Fund Summary – BNY Mellon Asset Allocation Fund – Portfolio Management" in the prospectus:

Alicia Levine and Donald Sauber, CFA are the fund's primary portfolio managers responsible for investment allocations decisions, positions they have held since June 2022 and May 2025, respectively. Ms. Levine is Head of Equities, Capital Markets Advisory for BNY Wealth and Vice Chair of BNY Wealth's Investment Strategy Committee. She also is an employee of BNYM Investment Adviser. Mr. Sauber is a member of the Equity Advisory Solutions team for BNY Wealth and Chair of the BNY Wealth Proxy Committee. He also is an employee of BNYM Investment Adviser. Ms. Levine and Mr. Sauber manage the fund in their capacity as employees of BNYM Investment Adviser.

*******

The following information supersedes and replaces certain portfolio manager information in the chart in the section "Fund Details – Management – Portfolio Managers" in the prospectus:

Name of Fund	Primary Portfolio Manager(s)
BNY Mellon Asset Allocation Fund	Alicia Levine and Donald Sauber (investment allocation), Michael Mongelluzzo (equity portion) and John F. Flahive (fixed-income portion)

*******

The following information is added to the section "Fund Details – Biographical Information" in the prospectus:

Donald Sauber, CFA, has been a primary portfolio manager of BNY Mellon Asset Allocation Fund responsible for investment allocation decisions since May 2025. Mr. Sauber has been employed by BNYM Investment Adviser since 2006. He is a member of the Equity Advisory Solutions team for BNY Wealth and Chair of the BNY Wealth Proxy Committee. He has been employed by BNY Wealth since 2018.

0967S0625